UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 9, 2005 (March 4, 2005)

IMPLANT SCIENCES CORPORATION

 (Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road, #5

Wakefield, Massachusetts 01880

 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700

 (Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INTRODUCTORY NOTE

This Amendment No. 1 to the Report on Form 8-K (the “8-K/A”) for Implant Sciences Corporation (the “Company”), to the original Form 8-K of the Company as filed with the Securities and Exchange Commission (“SEC”) on March 9, 2005, is being filed solely for the purpose of amending Exhibit 10. 1 thereto.  The Amendment to Exhibit 10.1 is based upon an inadvertent omission to file the schedules to such exhibit.

This 8-K/A does not reflect events occurring after the filing of the original Form 8-K, or modify or update the disclosures therein in any way other than as required to reflect the amendment set forth above.  The filing of this Form 8-K/A shall not be deemed an admission that the original filing, when made, included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Securities Purchase Agreement, dated March 4, 2005, by and between the Company and the Purchasers thereunder, with attached schedules.*

10.2	Form of Common Stock Purchase Warrant, dated March 4, 2005, by the Company in favor of the Purchasers; incorporated by reference to the Form 8-K filed by the Company on March 9, 2005.

10.3	Form of Common Stock Purchase Warrant, dated March 4, 2005, by the Company in favor of PacificWave Partners Limited; incorporated by reference to the Form 8-K filed by the Company on March 9, 2005.

10.4	Form of Additional Investment Right, dated March 4, 2005, by the Company in favor of the Purchasers; incorporated by reference to the Form 8-K filed by the Company on March 9, 2005.

10.5	Registration Rights Agreement, dated March 4, 2005, by and between the Company and the parties thereto; incorporated by reference to the Form 8-K filed by the Company on March 9, 2005.

99.1	Press Release of the Company, dated March 8, 2005; incorporated by reference to the Form 8-K filed by the Company on March 9, 2005.

99.2	Press Release of the Company, dated March 9, 2005.*

*  Filed herewith

This Amendment to a Current Report on Form 8-K/A may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

Date: March 9, 2005	By:	/s/ A. J. Armini
A. J. Armini President, & Chief Executive Officer